EXHIBIT 4.77

Dated 8 October 2025

BRANDEIS SHIPPING CORPORATION

MANDORA SHIPPING LTD

RONDINE MANAGEMENT CORP.

PERAN MARITIME INC.

ZONER SHIPTRADE S.A.

PANDORA MARINE INC.

PYRGI SHIPPING CORPORATION

as Original Borrowers and Original Hedge Guarantors

and

TARAK SHIPPING CORPORATION

ITHAKI SHIPPING CORPORATION
as Additional Borrowers and Additional Hedge Guarantors

and

NAVIOS MARITIME PARTNERS L.P.

as Guarantor

and

NAVIOS MARITIME OPERATING L.L.C.
BOHEME NAVIGATION COMPANY
AEGEAN SEA MARITIME HOLDINGS INC.
as Shareholders

and

NAVIOS SHIPMANAGEMENT INC.
NAVIOS CONTAINERS MANAGEMENT INC.
NAVIOS TANKERS MANAGEMENT INC.
NAVIOS CORPORATION MANAGEMENT INC.
NAVIOS DRY CARGO MANAGEMENT INC.
NAVIOS TECHNICAL MANAGEMENT S.A.
as Approved Managers

and

BNP PARIBAS

as Mandated Lead Arranger, Bookrunner and Co-ordinator

and

BNP PARIBAS

as Facility Agent and as Security Agent

and

BNP PARIBAS, PARIS, LANCY/GENEVA BRANCH

as Account Bank

deed of ACCESSION, release, AMENDMENT AND RESTATEMENT

relating to a facility agreement dated 19 June 2025 in respect of, among other things, the refinancing of existing indebtedness secured on three container vessels and three bulk carrier vessels and the financing in part of one 7,900 TEU container vessel

Index

Clause Page

1	Definitions and Interpretation	4
2	Conditions Precedent	7
3	Representations	7
4	Accession and Assumption	8
5	Release	9
6	Amendment and Restatement of Facility Agreement and other Finance Documents	9
7	Further Assurance	11
8	Costs and Expenses	11
9	Notices	11
10	Counterparts	11
11	Governing Law	11
12	Enforcement	11

Schedules

Schedule 1 The Parties	13
Part A The Hedge Guarantors	13
Part B The Lenders and Hedge Counterparties	16
Schedule 2 Conditions Precedent	17
Schedule 3 Effective Date Certificate	19

Execution

Execution Pages	20

Appendices

Appendix Form of Amended and Restated Facility Agreement (marked to indicate amendments)

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THIS DEED is made on 8 October 2025

Parties

(1) BRANDEIS SHIPPING CORPORATION, a corporation incorporated in the Republic of the Marshall Islands whose registered address is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 as an original borrower ("Original Borrower A") and as an original hedge guarantor (in such capacity, "Original Hedge Guarantor A")

(2) MANDORA SHIPPING LTD, a corporation incorporated in the Republic of the Marshall Islands whose registered address is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 as an original borrower ("Original Borrower B") and as an original hedge guarantor (in such capacity, "Original Hedge Guarantor B")

(3) RONDINE MANAGEMENT CORP., a corporation incorporated in the Republic of the Marshall Islands whose registered address is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 as an original borrower ("Original Borrower C") and as an original hedge guarantor (in such capacity, "Original Hedge Guarantor C")

(4) PERAN MARITIME INC., a corporation incorporated in the Republic of the Marshall Islands whose registered address is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 as an original borrower ("Original Borrower D") and as an original hedge guarantor (in such capacity, "Original Hedge Guarantor D")

(5) ZONER SHIPTRADE S.A., a corporation incorporated in the Republic of the Marshall Islands whose registered address is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 as an original borrower ("Original Borrower E") and as an original hedge guarantor (in such capacity, "Original Hedge Guarantor E")

(6) PANDORA MARINE INC., a corporation incorporated in the Republic of the Marshall Islands whose registered address is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 as an original borrower ("Original Borrower F") and as an original hedge guarantor (in such capacity, "Original Hedge Guarantor F")

(7) PYRGI SHIPPING CORPORATION, a corporation incorporated in the Republic of the Marshall Islands whose registered address is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 as an original borrower ("Original Borrower G") and as an original hedge guarantor (in such capacity, "Original Hedge Guarantor G")

(8) TARAK SHIPPING CORPORATION, a corporation incorporated in the Republic of the Marshall Islands whose registered address is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 as an additional borrower ("Additional Borrower A") and as a hedge guarantor (in such capacity, "Additional Hedge Guarantor A")

(9) ITHAKI SHIPPING CORPORATION, a corporation incorporated in the Republic of the Marshall Islands whose registered address is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 as an additional borrower ("Additional Borrower B") and as a hedge guarantor (in such capacity, "Additional Hedge Guarantor B")

(10) NAVIOS MARITIME PARTNERS L.P., a limited partnership formed in the Marshall Islands whose registered address is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 as guarantor (the "Guarantor")

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(11) THE COMPANIES listed in Part A of Schedule 1 (The Parties) as hedge guarantors (the "Hedge Guarantors")

(12) NAVIOS MARITIME OPERATING L.L.C., a limited liability company formed in the Marshall Islands whose registered address is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 as shareholder ("Shareholder A")

(13) BOHEME NAVIGATION COMPANY, a corporation incorporated in the Republic of the Marshall Islands whose registered address is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 as shareholder ("Shareholder B")

(14) AEGEAN SEA MARITIME HOLDINGS INC., a corporation incorporated in the Republic of the Marshall Islands whose registered address is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 as shareholder ("Shareholder C")

(15) NAVIOS SHIPMANAGEMENT INC., a corporation domesticated in the Republic of the Marshall Islands whose registered address is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 as manager ("Approved Manager A")

(16) NAVIOS CONTAINERS MANAGEMENT INC., a corporation incorporated in the Republic of the Marshall Islands whose registered address is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 as manager ("Approved Manager B")

(17) NAVIOS TANKERS MANAGEMENT INC., a corporation incorporated in the Republic of the Marshall Islands whose registered address is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 as manager ("Approved Manager C")

(18) NAVIOS CORPORATION MANAGEMENT INC., a corporation incorporated in the Republic of the Marshall Islands whose registered address is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 as manager ("Approved Manager D")

(19) NAVIOS DRY CARGO MANAGEMENT INC., a corporation incorporated in the Republic of the Marshall Islands whose registered address is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 as manager ("Approved Manager E")

(20) NAVIOS TECHNICAL MANAGEMENT S.A., a corporation incorporated in the Republic of the Marshall Islands whose registered address is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 as manager ("Approved Manager F")

(21) THE FINANCIAL INSTITUTIONS listed in Part B of Schedule 1 (The Parties) as lenders (the "Lenders")

(22) THE FINANCIAL INSTITUTIONS listed in Part B of Schedule 1 (The Parties) as hedge counterparties (the "Hedge Counterparties")

(23) BNP PARIBAS as mandated lead arranger (the "Mandated Lead Arranger")

(24) BNP PARIBAS as bookrunner (the "Bookrunner")

(25) BNP PARIBAS as co-ordinator (the "Co-ordinator")

(26) BNP PARIBAS as agent of the other Finance Parties (the "Facility Agent")

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(27) BNP PARIBAS as security agent for the Secured Parties (the "Security Agent")

(28) BNP PARIBAS, PARIS, LANCY/GENEVA BRANCH as account bank (the "Account Bank")

Background

(A) By the Facility Agreement, the Original Lenders agreed to make available to the Original Borrowers a facility of (originally) up to $227,070,000.

(B) The Original Borrowers, the Original Hedge Guarantors, the Released Borrowers, the Released Hedge Guarantors and the Guarantor have requested that the Finance Parties give consent to, among other things, the following:

(i) decrease the amount of the Facility to $222,270,000;

(i) amend the repayment schedule of the Loan;

(ii) the Additional Borrowers and Additional Hedge Guarantors acceding to the Facility Agreement and assuming jointly and severally with the Original Borrowers their obligations and with the Original Hedge Guarantors the guarantees and indemnities under the Facility Agreement; and

(iii) the Released Borrowers and the Released Hedge Guarantors be released from their obligations under the Facility Agreement and the other Finance Documents to which they are a party and the relevant assets of the Released Borrowers assigned, mortgaged, pledged or charged in favour of the Security Agent be released, all subject to the terms of this Deed, together, the "Request".

(C) This Deed sets out the terms and conditions on which the Finance Parties agree, with effect on and from the Effective Date, to:

(i) the Request; and

(ii) the consequential amendments of the Facility Agreement and the other Finance Documents in connection with the Request.

(D) The Parties have agreed to amend and restate the Facility Agreement as set out in this Deed.

Operative Provisions

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1 Definitions and Interpretation

1.1 Definitions

In this Deed:

"Additional Borrower" means Additional Borrower A or Additional Borrower B.

"Additional Hedge Guarantor" means Additional Hedge Guarantor A or Additional Hedge Guarantor B.

"Amended and Restated Facility Agreement" means the Facility Agreement as amended and restated by this Deed in the form set out in the Appendix.

"Approved Manager" means Approved Manager A, Approved Manager B, Approved Manager C, Approved Manager D, Approved Manager E or Approved Manager F.

"Borrower" means Original Borrower A, Original Borrower B, Original Borrower C, Original Borrower D, Original Borrower E, Original Borrower F, Original Borrower G, Additional Borrower A or Additional Borrower B.

"Effective Date" means the date on which the Facility Agent notifies the Borrowers (by way of a notice in the form set out in Schedule 3 (Effective Date Certificate)) and the other Finance Parties as to the satisfaction of the conditions precedent as provided in Clause 2 (Conditions Precedent).

"Facility Agreement" means the facility agreement dated 19 June 2025 and made between, amongst others, (i) the Original Borrowers and the Released Borrowers as joint and several borrowers, (ii) the Original Hedge Guarantors and the Released Hedge Guarantors as hedge guarantors, (iii) the Original Lenders, (iv) the Original Hedge Counterparties, (v) the Mandated Lead Arranger, (vi) the Bookrunner, (vii) the Co-ordinator, (viii) the Facility Agent and (ix) the Security Agent.

"Hedging Agreement" means any master agreement, confirmation, transaction, schedule or other agreement in agreed form entered into or to be entered into by an Additional Borrower for the purpose of hedging interest payable under the Facility Agreement.

"Mortgage Amendment" means, in relation to a Ship, any amendment to the Mortgage over that Ship in agreed form.

"Original Borrower" means Original Borrower A, Original Borrower B, Original Borrower C, Original Borrower D, Original Borrower E, Original Borrower F or Original Borrower G.

"Original Hedge Guarantor" means Original Hedge Guarantor A, Original Hedge Guarantor B, Original Hedge Guarantor C, Original Hedge Guarantor D, Original Hedge Guarantor E, Original Hedge Guarantor F or Original Hedge Guarantor G.

"Party" means a party to this Deed.

"Released Account Security" means:

(a) the account security dated 19 June 2025 and made between, among others, (i) Released Borrower A, (ii) the Lenders, (iii) the Facility Agent, (iv) the Security Agent

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and (v) the Account Bank in relation to the Earnings Account of Released Borrower A; or

(b) the account security dated 19 June 2025 and made between, among others, (i) Released Borrower B, (ii) the Lenders, (iii) the Facility Agent, (iv) the Security Agent and (v) the Account Bank in relation to the Earnings Account of Released Borrower B.

"Released Borrower" means Released Borrower A or Released Borrower B.

"Released Borrower A" means Othonoi Shipping Corporation, a corporation incorporated in the Republic of the Marshall Islands whose registered address is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960.

"Released Borrower B" means Ereikousa Shipping Corporation, a corporation incorporated in the Republic of the Marshall Islands whose registered address is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960.

"Released Hedge Guarantor" means Released Hedge Guarantor A or Released Hedge Guarantor B.

"Released Hedge Guarantor A" means, in such capacity, Released Borrower A.

"Released Hedge Guarantor B" means, in such capacity, Released Borrower B.

"Shareholder" means Shareholder A, Shareholder B or Shareholder C.

"Ship A" means the container carrier vessel of approximately 2,782 TEU, built in 2012 with IMO number 9509126, registered in the name of Original Borrower A under the law and flag of Liberia as an Approved Flag under the name "ETE N".

"Ship B" means the dry bulk carrier vessel of approximately 81,472 DWT, built in 2012 with IMO number 9590072, registered in the name of Original Borrower B under the laws and flag of Cyprus as an Approved Flag under the name "NAVIOS CENTAURUS".

"Ship C" means the dry bulk carrier vessel of approximately 77,095 DWT, built in 2014 with IMO number 9713430, registered in the name of Original Borrower C under the laws and flag of Panama as an Approved Flag under the name "NAVIOS VICTORY".

"Ship D" means the container carrier vessel of approximately 4,360 TEU, built in 2010 with IMO number 9395953, registered in the name of Original Borrower D under the laws and flag of Liberia as an Approved Flag under the name "ZIM BALTIMORE".

"Ship E" means the container carrier vessel of approximately 4,250 TEU, built in 2010 with IMO number 9431707, registered in the name of Original Borrower E under the laws and flag of Liberia as an Approved Flag under the name "NAVIOS DORADO".

"Ship F" means the dry bulk carrier vessel of approximately 179,132 DWT, built in 2010 with IMO number 9451276, registered in the name of Original Borrower F under the laws and flag of Panama as an Approved Flag under the name "NAVIOS MELODIA".

"Ship H" means the crude oil tanker vessel of approximately 115698.70 DWT, built in 2024 with IMO number 9971719, registered in the name of Additional Borrower A under the laws and flag of Panama as an Approved Flag under the name "NAVE POLARIS".

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"Ship I" means the crude oil tanker vessel of approximately 115806.60 DWT, built in 2025 with IMO number 9971733, registered in the name of Additional Borrower B under the laws and flag of Panama as an Approved Flag under the name "NAVE NEUTRINO".

"Supplemental Charter Assignment" means, in relation to each Charter Assignment over an Initial Charter, any supplemental charter assignment of the rights of the relevant Original Borrower under the relevant Initial Charter executed or to be executed by that Original Borrower in favour of the Security Agent in agreed form.

"Supplemental General Assignment" means, in relation to each General Assignment relating to Ship A, Ship B, Ship C, Ship D, Ship E and Ship F, any supplemental general assignment creating supplemental Security over:

(a) that Ship's Earnings, its Insurances and any Requisition Compensation in relation to that Ship; and

(b) any Charter and any Charter Guarantee in relation to that Ship,

in agreed form.

"Supplemental Hedging Agreement Security" means, in relation to each Hedging Agreement Security relating to the Hedging Agreements entered into by the Original Borrowers, any supplemental hedging agreement security creating Security over the relevant Original Borrower's rights and interests in the relevant Hedging Agreement, in agreed form.

"Supplemental Security Document" means:

(a) any Mortgage Amendment;

(b) any Supplemental General Assignment;

(c) any Supplemental Charter Assignment; and

(d) any Supplemental Hedging Agreement Security.

"Swiss Account Security Confirmation Agreement" means a Swiss law governed security confirmation agreement to be entered into by, among others, the Original Borrowers and the Security Agent, acting for itself (including as creditor of the Parallel Debt) and as direct representative (direkter Stellvertreter) in the name and for the account of all other Finance Parties on or around the date of this Deed in connection with the Swiss law governed Account Security over the respective Earnings Accounts.

1.2 Defined expressions

Defined expressions in the Facility Agreement and the other Finance Documents shall have the same meanings when used in this Deed unless the context otherwise requires or unless otherwise defined in this Deed.

1.3 Application of construction and interpretation provisions of Facility Agreement

Clause 1.2 (construction) of the Facility Agreement applies to this Deed as if it were expressly incorporated in it with any necessary modifications.

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1.4 Agreed forms of new, and supplements to, Finance Documents

References in Clause 1.1 (Definitions) to any document being in "agreed form" are to that document:

(a) in a form attached to a certificate dated the same date as this Deed (and signed by the Borrowers and the Facility Agent); or

(b) in any other form agreed in writing between the Borrowers and the Facility Agent acting with the authorisation of the Majority Lenders or, where clause 44.2 (all lender matters) of the Facility Agreement applies, all the Lenders.

1.5 Designation as a Finance Document

The Borrowers and the Facility Agent designate this Deed as a Finance Document.

1.6 Third party rights

(a) Unless provided to the contrary in a Finance Document, a person who is not a Party has no right under the Third Parties Act to enforce or to enjoy the benefit of any term of this Deed.

(b) Subject to clause 44.3 (other exceptions) of the Facility Agreement but otherwise notwithstanding any term of any Finance Document, the consent of any person who is not a Party is not required to rescind or vary this Deed at any time.

2 Conditions Precedent

2.1 The Effective Date cannot occur unless the Facility Agent has received (or on the instructions of all the Lenders, waived receipt of) all of the documents and other evidence listed in Schedule 2 (Conditions Precedent) in form and substance satisfactory to the Facility Agent.

2.2 The Facility Agent shall notify the Borrowers (by way of a notice in the form set out in Schedule 3 (Effective Date Certificate)) and the other Finance Parties promptly upon being satisfied as to the satisfaction of the conditions precedent referred to in Clause 2.1 (Conditions Precedent) above.

2.3 Other than to the extent that the Majority Lenders notify the Facility Agent in writing to the contrary before the Facility Agent gives the notification described in Clause 2.2 (Conditions Precedent) above, the Finance Parties authorise (but do not require) the Facility Agent to give that notification. The Facility Agent shall not be liable for any damages, costs or losses whatsoever as a result of giving any such notification.

3 Representations

3.1 Facility Agreement representations

Each Obligor (other than a Released Borrower or a Released Hedge Guarantor) that is a party to the Facility Agreement makes the representations and warranties set out in clause 19 (representations) of the Facility Agreement, as amended and restated by this Deed and updated with appropriate modifications to refer to this Deed and, where appropriate, the Swiss Account Security Confirmation Agreement and the Supplemental Security Documents by reference to the circumstances then existing on the date of this Deed and on the Effective Date.

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3.2 Finance Document representations

Each Obligor (other than a Released Borrower or a Released Hedge Guarantor), the Guarantor and each Shareholder make the representations and warranties set out in the Finance Documents (other than the Facility Agreement) to which they are a party, as amended and restated and/or supplemented by this Deed and updated with appropriate modifications to refer to this Deed and, where appropriate, the Swiss Account Security Confirmation Agreement and the Supplemental Security Documents by reference to the circumstances then existing on the date of this Deed and on the Effective Date.

4 Accession and Assumption

(a) With effect on and from (and subject to the occurrence of) the Effective Date:

(i) each Additional Borrower agrees:

(A) to accede to the Amended and Restated Facility Agreement as a Borrower; and

(B) to be bound, on a joint and several basis with the Original Borrowers, by the terms of the Amended and Restated Facility Agreement as a Borrower;

(ii) each of the Original Borrowers agrees to be jointly and severally liable together with the Additional Borrowers for:

(A) the repayment of the Loan in accordance with the Amended and Restated Facility Agreement; and

(B) all other obligations and liabilities under the Amended and Restated Facility Agreement;

(iii) each Additional Hedge Guarantor agrees:

(A) to accede to the Amended and Restated Facility Agreement as a Hedge Guarantor;

(B) to assume all rights and obligations applicable to the Hedge Guarantors as set out in the Amended and Restated Facility Agreement;

(C) to be bound by the terms of the Amended and Restated Facility Agreement and the other Finance Documents (as defined in the Amended and Restated Facility Agreement) as a Hedge Guarantor; and

(D) its guarantee and indemnity, which is set out in clause 18 (guarantee and indemnity – hedge guarantors) of the Amended and Restated Facility Agreement:

(1) has full force and effect on the terms of the Amended and Restated Facility Agreement; and

(2) extends to the obligations of each Borrower under the relevant Hedging Agreements; and

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(iv) the Original Borrowers and the Original Hedge Guarantors agree to the accession by the Additional Borrowers and the Additional Hedge Guarantors, respectively, to the Amended and Restated Facility Agreement as Borrowers and Hedge Guarantors, respectively.

5 Release

5.1 Release

With effect on and from (and subject to the occurrence of) the Effective Date:

(a) the Security Agent, the Facility Agent and the Original Lenders release the Released Borrowers from their obligations under the Facility Agreement and the other Finance Documents (other than the Released Account Securities) to which each is a party; and

(b) the Security Agent, the Facility Agent and the Original Lenders release all Security created in their favour by the Released Borrowers under the Security Documents (other than the Released Account Securities) to which each is party.

5.2 Release of Swiss Account Securities

With effect on and from (and subject to the occurrence of) the Effective Date:

(a) the Security Agent acting for itself and as direct representative (direkter Stellvertreter) in the name and for the account of all other Finance Parties, the Facility Agent and the Original Lenders release and discharge the Released Borrowers from their obligations under the Released Account Securities to which each is a party; and

(b) the Security Agent acting for itself and as direct representative (direkter Stellvertreter) in the name and for the account of all other Finance Parties, the Facility Agent and the Original Lenders release and discharge all Security created in their favour by the Released Borrowers under the Released Account Securities, which shall be terminated, free and clear of any Security created in favour of the Security Agent, the Facility Agent and the Original Lenders; and the Account Bank (through its countersignature of this Deed) acknowledges the release and discharge of the Released Account Securities created by the Released Borrowers.

6 Amendment and Restatement of Facility Agreement and other Finance Documents

6.1 Specific amendments to the Facility Agreement

With effect on and from the Effective Date, the Facility Agreement shall be amended and restated in the form of the Amended and Restated Facility Agreement and, as so amended and restated, the Facility Agreement shall continue to be binding on each of the parties to it in accordance with its terms as so amended and restated.

6.2 Amendments to Finance Documents

With effect on and from the Effective Date, the Finance Documents shall be, and shall be deemed by this Deed to be, amended and supplemented by construing the definition of, and references throughout each of the Finance Documents to, the "Facility Agreement" and any of the other Finance Documents shall be construed as if the same referred to, respectively, the Amended and Restated Facility Agreement.

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6.3 Obligor Confirmation

On the Effective Date, each Obligor (other than the Released Borrowers), the Guarantor and each Shareholder:

(a) confirms its acceptance of the Amended and Restated Facility Agreement;

(b) agrees that it is bound as an Obligor or, as the case may be, Transaction Obligor (each as defined in the Amended and Restated Facility Agreement);

(c) confirms that the definition of, and references throughout each of the Finance Documents to, the Facility Agreement and any of the other Finance Documents shall be construed as if the same referred to the Facility Agreement and those Finance Documents as amended and restated by this Deed;

(d) (if it is the Guarantor or a Hedge Guarantor) confirms that its guarantee and indemnity:

(i) continues to have full force and effect on the terms of the Amended and Restated Facility Agreement; and

(ii) extends to the obligations of the relevant Obligors under the Finance Documents as amended and restated by this Deed.

6.4 Security confirmation

On the Effective Date, each Obligor (other than the Released Borrowers) and each Approved Manager confirms that:

(a) any Security created by it under the Finance Documents extends to the obligations of the relevant Obligors under the Finance Documents as amended and restated by this Deed;

(b) the obligations of the relevant Obligors under the Amended and Restated Facility Agreement are included in the Secured Liabilities (as defined in the Security Documents to which it is a party);

(c) the Security created under the Finance Documents continues in full force and effect on the terms of the respective Finance Documents; and

(d) to the extent that this confirmation creates a new Security, such Security shall be on the terms of the Security Documents in respect of which this confirmation is given.

6.5 Finance Documents to remain in full force and effect

The Finance Documents shall remain in full force and effect and, from the Effective Date:

(a) in the case of the Facility Agreement as amended and restated pursuant to Clause 6.1 (Specific amendments to the Facility Agreement);

(b) in the case of the other Finance Documents, as amended pursuant to Clause 6.2 (Amendments to Finance Documents);

(c) the Facility Agreement and the applicable provisions of this Deed will be read and construed as one document; and

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(d) except to the extent expressly waived by the amendments effected by this Deed, no waiver is given by this Deed and the Lenders expressly reserve all their rights and remedies in respect of any breach of or other Default under the Finance Documents.

7 Further Assurance

Clause 21.23 (further assurance) of the Facility Agreement, as amended and restated by this Deed, applies to this Deed as if it were expressly incorporated in it with any necessary modifications.

8 Costs and Expenses

Clause 16.2 (amendment costs) of the Facility Agreement, as amended and restated by this Deed, applies to this Deed as if it were expressly incorporated in it with any necessary modifications.

9 Notices

Clause 37 (notices) of the Facility Agreement, as amended and restated by this Deed, applies to this Deed as if it were expressly incorporated in it with any necessary modifications.

10 Counterparts

This Deed may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Deed.

11 Governing Law

(a) This Deed (other than Clause 5.2 (Release of Swiss Account Securities)) and any non-contractual obligations arising out of or in connection with it are governed by English law.

(b) Clause 5.2 (Release of Swiss Account Securities) is and any non-contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with Swiss Law.

12 Enforcement

12.1 Jurisdiction

(a) The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Deed (other than Clause 5.2 (Release of Swiss Account Securities)) including a dispute regarding the existence, validity or termination of this Deed or any non-contractual obligation arising out of or in connection with this Deed (a "Dispute").

(b) The competent courts of Geneva, Switzerland with subsequent appeal to the Swiss Federal Court shall have exclusive jurisdiction in relation to all disputes arising out of or in connection with Clause 5.2 (Release of Swiss Account Securities).

(c) The Obligors, the Guarantor, the Shareholders and the Approved Managers accept that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly the Obligors, the Guarantor, the Shareholders and the Approved Managers will not argue to the contrary.

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(d) To the extent allowed by law, this Clause 12.1 (Jurisdiction) is for the benefit of the Secured Parties only. As a result, no Secured Party shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, the Secured Parties may take concurrent proceedings in any number of jurisdictions.

12.2 Service of process

(a) Without prejudice to any other mode of service allowed under any relevant law, each Obligor, the Guarantor, each Shareholder and each Approved Manager (other than an Obligor, the Guarantor, a Shareholder and an Approved Manager incorporated in England and Wales):

(i) irrevocably appoints Hill Dickinson Services (London) Limited at its registered office from time to time, presently at The Broadgate Tower 7th Floor, 20 Primrose Street, London, EC2A 2EW, England, as its agent for service of process in relation to any proceedings before the English courts in connection with any Finance Document; and

(ii) agrees that failure by a process agent to notify the relevant Obligor of the process will not invalidate the proceedings concerned.

(b) If any person appointed as an agent for service of process is unable for any reason to act as agent for service of process, the Obligors, the Guarantor, the Shareholders and the Approved Managers must immediately (and in any event within five days of such event taking place) appoint another agent on terms acceptable to the Facility Agent. Failing this, the Facility Agent may appoint another agent for this purpose.

This Deed has been executed as a Deed and delivered on the date stated at the beginning of this Deed.

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Execution Pages

ORIGINAL BORROWERS

EXECUTED AS A DEED ) /s/ Panagiotis Boumpouras

by )

as attorney-in-fact )

for and on behalf of )

BRANDEIS SHIPPING CORPORATION )

in the presence of: )

Witness' signature: ) /s/ Ioli Petroula Vasalaki

Witness' name: )

Witness' address: )

EXECUTED AS A DEED ) /s/ Panagiotis Boumpouras

by )

as attorney-in-fact )

for and on behalf of )

MANDORA SHIPPING LTD )

in the presence of: )

Witness' signature: ) /s/ Ioli Petroula Vasalaki

Witness' name: )

Witness' address: )

EXECUTED AS A DEED ) /s/ Panagiotis Boumpouras

by )

as attorney-in-fact )

for and on behalf of )

RONDINE MANAGEMENT CORP. )

in the presence of: )

Witness' signature: ) /s/ Ioli Petroula Vasalaki

Witness' name: )

Witness' address: )

EXECUTED AS A DEED )

by ) /s/ Panagiotis Boumpouras

as attorney-in-fact )

for and on behalf of )

PERAN MARITIME INC. )

in the presence of: )

Witness' signature: ) /s/ Ioli Petroula Vasalaki

Witness' name: )

Witness' address: )

13 EUROPE/79939810v6

EXECUTED AS A DEED )

by )

as attorney-in-fact ) /s/ Panagiotis Boumpouras

for and on behalf of )

ZONER SHIPTRADE S.A. )

in the presence of: )

Witness' signature: ) /s/ Ioli Petroula Vasalaki

Witness' name: )

Witness' address: )

EXECUTED AS A DEED )

by ) /s/ Panagiotis Boumpouras

as attorney-in-fact )

for and on behalf of )

PANDORA MARINE INC. )

in the presence of: )

Witness' signature: ) /s/ Ioli Petroula Vasalaki

Witness' name: )

Witness' address: )

EXECUTED AS A DEED )

by )

as attorney-in-fact ) /s/ Panagiotis Boumpouras

for and on behalf of )

PYRGI SHIPPING CORPORATION )

in the presence of: )

Witness' signature: ) /s/ Ioli Petroula Vasalaki

Witness' name: )

Witness' address: )

ORIGINAL HEDGE GUARANTORS

EXECUTED AS A DEED )

by ) /s/ Panagiotis Boumpouras

as attorney-in-fact )

for and on behalf of )

BRANDEIS SHIPPING CORPORATION )

in the presence of: )

Witness' signature: )

Witness' name: ) /s/ Ioli Petroula Vasalaki

Witness' address: )

14 EUROPE/79939810v6

EXECUTED AS A DEED )

by ) /s/ Panagiotis Boumpouras

as attorney-in-fact )

for and on behalf of )

MANDORA SHIPPING LTD )

in the presence of: )

Witness' signature: ) /s/ Ioli Petroula Vasalaki

Witness' name: )

Witness' address: )

EXECUTED AS A DEED )

by ) /s/ Panagiotis Boumpouras

as attorney-in-fact )

for and on behalf of )

RONDINE MANAGEMENT CORP. )

in the presence of: )

Witness' signature: ) /s/ Ioli Petroula Vasalaki

Witness' name: )

Witness' address: )

EXECUTED AS A DEED )

by ) /s/ Panagiotis Boumpouras

as attorney-in-fact )

for and on behalf of )

PERAN MARITIME INC. )

in the presence of: )

Witness' signature: )

Witness' name: ) /s/ Ioli Petroula Vasalaki

Witness' address: )

EXECUTED AS A DEED )

by )

as attorney-in-fact ) /s/ Panagiotis Boumpouras

for and on behalf of )

ZONER SHIPTRADE S.A. )

in the presence of: )

Witness' signature: ) /s/ Ioli Petroula Vasalaki

Witness' name: )

Witness' address: )

15 EUROPE/79939810v6

EXECUTED AS A DEED )

by ) /s/ Panagiotis Boumpouras

as attorney-in-fact )

for and on behalf of )

PANDORA MARINE INC. )

in the presence of: )

Witness' signature: )

Witness' name: ) /s/ Ioli Petroula Vasalaki

Witness' address: )

EXECUTED AS A DEED )

by ) /s/ Panagiotis Boumpouras

as attorney-in-fact )

for and on behalf of )

PYRGI SHIPPING CORPORATION )

in the presence of: )

Witness' signature: )

Witness' name: ) /s/ Ioli Petroula Vasalaki

Witness' address: )

ADDITIONAL BORROWERS

EXECUTED AS A DEED )

by )

as attorney-in-fact ) /s/ Panagiotis Boumpouras

for and on behalf of )

TARAK SHIPPING CORPORATION )

in the presence of: )

Witness' signature: )

Witness' name: ) /s/ Ioli Petroula Vasalaki

Witness' address: )

EXECUTED AS A DEED )

by )

as attorney-in-fact ) /s/ Panagiotis Boumpouras

for and on behalf of )

ITHAKI SHIPPING CORPORATION )

in the presence of: )

Witness' signature: ) /s/ Ioli Petroula Vasalaki

Witness' name: )

Witness' address: )

16 EUROPE/79939810v6

ADDITIONAL HEDGE GUARANTORS

EXECUTED AS A DEED ) /s/ Panagiotis Boumpouras

by )

as attorney-in-fact )

for and on behalf of )

TARAK SHIPPING CORPORATION )

in the presence of: )

Witness' signature: ) /s/ Ioli Petroula Vasalaki

Witness' name: )

Witness' address: )

EXECUTED AS A DEED )

by ) /s/ Panagiotis Boumpouras

as attorney-in-fact )

for and on behalf of )

ITHAKI SHIPPING CORPORATION )

in the presence of: )

Witness' signature: ) /s/ Ioli Petroula Vasalaki

Witness' name: )

Witness' address: )

GUARANTOR

EXECUTED AS A DEED )

by ) /s/ Panagiotis Boumpouras

as attorney-in-fact )

for and on behalf of )

NAVIOS MARITIME PARTNERS L.P. )

in the presence of: )

Witness' signature: ) /s/ Ioli Petroula Vasalaki

Witness' name: )

Witness' address: )

SHAREHOLDERS

EXECUTED AS A DEED )

by )

as attorney-in-fact ) /s/ Panagiotis Boumpouras

for and on behalf of )

NAVIOS MARITIME OPERATING L.L.C. )

in the presence of: )

Witness' signature: ) /s/ Ioli Petroula Vasalaki

Witness' name: )

Witness' address: )

17 EUROPE/79939810v6

EXECUTED AS A DEED )

by )

as attorney-in-fact ) /s/ Panagiotis Boumpouras

for and on behalf of )

BOHEME NAVIGATION COMPANY )

in the presence of: )

Witness' signature: ) /s/ Ioli Petroula Vasalaki

Witness' name: )

Witness' address: )

EXECUTED AS A DEED )

by )

as attorney-in-fact ) /s/ Panagiotis Boumpouras

for and on behalf of )

AEGEAN SEA MARITIME )
HOLDINGS INC. )

in the presence of: )

Witness' signature: ) /s/ Ioli Petroula Vasalaki

Witness' name: )

Witness' address: )

APPROVED MANAGERS

EXECUTED AS A DEED )

by ) /s/ Panagiotis Boumpouras

as attorney-in-fact )

for and on behalf of )

NAVIOS SHIPMANAGEMENT INC. )

in the presence of: )

Witness' signature: )

Witness' name: ) /s/ Ioli Petroula Vasalaki

Witness' address: )

EXECUTED AS A DEED )

by )

as attorney-in-fact )

for and on behalf of ) /s/ Panagiotis Boumpouras

NAVIOS CONTAINERS )
MANAGEMENT INC. )

in the presence of: )

Witness' signature: )

Witness' name: ) /s/ Ioli Petroula Vasalaki

Witness' address: )

18 EUROPE/79939810v6

EXECUTED AS A DEED )

by )

as attorney-in-fact )

for and on behalf of ) /s/ Panagiotis Boumpouras

NAVIOS TANKERS )
MANAGEMENT INC. )

in the presence of: )

Witness' signature: ) /s/ Ioli Petroula Vasalaki

Witness' name: )

Witness' address: )

EXECUTED AS A DEED )

by ) /s/ Panagiotis Boumpouras

as attorney-in-fact )

for and on behalf of )

NAVIOS CORPORATION )
MANAGEMENT INC. )

in the presence of: )

Witness' signature: ) /s/ Ioli Petroula Vasalaki

Witness' name: )

Witness' address: )

EXECUTED AS A DEED ) /s/ Panagiotis Boumpouras

by )

as attorney-in-fact )

for and on behalf of )

NAVIOS DRY CARGO )
MANAGEMENT INC. )

in the presence of: )

Witness' signature: ) /s/ Ioli Petroula Vasalaki

Witness' name: )

Witness' address: )

EXECUTED AS A DEED )

by ) /s/ Panagiotis Boumpouras

as attorney-in-fact )

for and on behalf of )

NAVIOS TECHNICAL )
MANAGEMENT INC. )

in the presence of: )

Witness' signature: ) /s/ Ioli Petroula Vasalaki

Witness' name: )

Witness' address: )

19 EUROPE/79939810v6

LENDERS

EXECUTED AS A DEED )

by ) /s/ Marianna Psarrou

duly authorised )

for and on behalf of )

BNP PARIBAS )

in the presence of: )

Witness' signature: ) /s/ Ioli Petroula Vasalaki

Witness' name: )

Witness' address: )

HEDGE COUNTERPARTIES

EXECUTED AS A DEED )

by ) /s/ Marianna Psarrou

duly authorised )

for and on behalf of )

BNP PARIBAS )

in the presence of: )

Witness' signature: ) /s/ Ioli Petroula Vasalaki

Witness' name: )

Witness' address: )

FACILITY AGENT

EXECUTED AS A DEED )

by ) /s/ Marianna Psarrou

duly authorised )

for and on behalf of )

BNP PARIBAS )

in the presence of: )

Witness' signature: ) /s/ Ioli Petroula Vasalaki

Witness' name: )

Witness' address: )

SECURITY AGENT

EXECUTED AS A DEED )

by ) /s/ Marianna Psarrou

duly authorised )

for and on behalf of )

BNP PARIBAS )

in the presence of: )

Witness' signature: ) /s/ Ioli Petroula Vasalaki

Witness' name: )

Witness' address: )

20 EUROPE/79939810v6

ACCOUNT BANK

EXECUTED AS A DEED ) /s/ Aikaterina Dimitriou

by )

duly authorised )

for and on behalf of )

BNP PARIBAS, PARIS, LANCY/GENEVA )

BRANCH )

in the presence of: )

Witness' signature: ) /s/ Ioli Petroula Vasalaki

Witness' name: )

Witness' address: )

21 EUROPE/79939810v6

Appendix

Form of Amended and Restated Facility Agreement (marked to indicate amendments)

Amendments are indicated as follows:

1 additions are indicated by underlined text in blue;

2 deletions are shown by strike-through text in red; and

3 moved wording is indicated by underlined text in green.

22 EUROPE/79939810v6